EXHIBIT 99.1 Post-petition Credit Agreement Commitment Letter
             July 30, 1998


THREE D DEPARTMENTS, INC.
3535 Hyland Avenue
Costa Mesa, CA 92626
Attn.: Mr. Donald L. Abrams

Re: DEBTOR-IN-POSSESSION FINANCING
    ------------------------------

Dear Don,

                  In accordance with our recent discussions, FOOTHILL CAPITAL CORPORATION ("Lender") is pleased to issue this financing commitment for debtor-in-possession financing to THREE D DEPARTMENTS, INC. ("Borrower"). Subject to the satisfactory completion of each of the conditions contained herein, the financing would be as follows:

1.       REVOLVING LINE OF CREDIT (the "Line"):
         --------------------------------------

         a.       MAXIMUM CREDIT LINE:  $10,000,000.

         b. REVOLVING INVENTORY LINE: Lender would extend credit to Borrower under the Line up to the lesser of (i) the Maximum Credit Line, and (ii) the Borrowing Base. For purposes of the foregoing, the Borrowing Base shall mean:

                           (x) an amount equal to the lesser of

                                    (1) 50% of the orderly liquidation value of Borrower's owned and leased real property that is subject to a first priority lien in favor of Lender, and

                                    (2) an amount equal to

                                            (A) $2,500,000 for the period from
                                            the Closing Date (as herein defined)
                                            up to and including August 31, 1998,

                                            (B) $2,357,000 for the period from
                                            and after September 1, 1998 up to
                                            and including September 30, 1998,

                                            (C)  $2,214,000 for the period from
                                            and after October 1, 1998 up to and
                                            including October 31, 1998,


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                                            (D) $2,071,000 for the period from
                                            and after November 1, 1998 up to and
                                            including November 30, 1998, and

                                            (E) $2,000,000 on and after December
                                            1, 1998; PLUS

                           (y) the lesser of:

                                    (1) 60% of the value of Borrower's
                                    inventory, such value to be calculated at the lower of cost or market after subtracting the sum of

                                            (A) as to inventory of Borrower in
                                            existence on the Closing Date, a
                                            general reserve in an amount equal
                                            to

                                                     (i) $700,000 for the period
                                                     from and after the Closing
                                                     Date up to and including
                                                     August 31, 1998,

                                                     (ii) $500,000 for the
                                                     period from and after
                                                     September 1, 1998 up to and
                                                     including September 30,
                                                     1998,

                                                     (iii) $300,000 for the
                                                     period from and after
                                                     October 1, 1998 up to and
                                                     including October 31, 1998,

                                                     (iv) $100,000 for the
                                                     period from and after
                                                     November 1, 1998 up to and
                                                     including November 30,
                                                     1998, and

                                                     (v) zero, on and after
                                                     December 1, 1998, and

                                            (B) as to inventory of Borrower
                                            acquired after the Closing Date,
                                            such reserves for mark-downs,
                                            shrinkage, and other items affecting
                                            the value of Borrower's inventory as
                                            Foothill may require from time to
                                            time in the good faith exercise of
                                            its discretion, together with a
                                            reserve for any delinquent monetary
                                            obligations of Borrower with respect
                                            to any parcel of real property that
                                            is included in the calculation of
                                            availability under clause (x)(1)
                                            above, in each case, as determined
                                            by Lender in the exercise of its
                                            reasonable (from the perspective of
                                            a secured lender) judgment; and


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                                    (2) 85% of the so-called
                                    "going-out-of-business" value of Borrower's inventory as determined by a third party appraiser acceptable to Lender; MINUS

                           (z) a $200,000 reserve relating to professional fees and disbursements and other administrative fees that are "Carve-Out Expenses" as defined below.

         c. LETTER OF CREDIT FACILITY: Under the Line, Borrower would be entitled to request that Lender issue letters of credit for the account of Borrower ("L/Cs") or issue guarantees ("L/C Guarantees") of payment with respect to letters of credit issued by one or more issuing banks in an aggregate undrawn amount not to exceed $1,000,000. The aggregate undrawn amount of outstanding L/Cs and L/C Guarantees would be reserved, on a dollar-for-dollar basis, against the credit availability created under clause (b) above.

         Lender understands that Borrower may not be permitted to utilize the full amount of the Line until Borrower's motion to obtain credit has been approved by the United States Bankruptcy Court (the "Bankruptcy Court") following a final hearing on at least 15 days notice after service of the motion to parties entitled to notice. In the interim, Borrower may seek authority to obtain financing under the Line for such amount as the Bankruptcy Court may approve, on an emergency basis, on the terms and conditions of the Bankruptcy Court order required hereby. Lender is willing to advance based on an appropriate interim order, pending a final hearing and entry of a final order, so long as Lender has the liens, priorities, and other protections contemplated herein, and provided that the initial draw shall be at least sufficient to repay in full the outstanding pre-petition obligations due Foothill.

2.       INTEREST RATE:
         --------------

         The rate of interest charged with respect to all obligations would be two percentage points (2.00%) above the reference rate publicly announced by Norwest Bank Minnesota, N.A. Borrower would be charged a letter of credit fee of two percent (2.0%) per annum times the undrawn and unreimbursed amounts of L/Cs and L/C Guarantees. If L/C Guarantees are used to induce a commercial bank to issue letters of credit, Borrower also would be responsible for all related bank charges for the underlying letter of credit. Interest and letter of credit fees would be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and would be payable monthly in arrears. In no event would the rate of interest charged be less than eight (8.00%) percent per annum.

3.       COLLECTION:
         -----------

         As a condition to the Closing Date, Borrower and Lender would establish one or more depository accounts at financial institutions reasonably acceptable to Lender. Borrower would direct all collections or other proceeds of collateral to the depository accounts, to be applied to reduce the balance of Borrower's loan account, which could then be reborrowed subject to availability and satisfaction of applicable conditions to borrowing. All collections received in such depository accounts would be subject to a 2 business day clearance charge. The terms and conditions of the agreements relative to such depository accounts would need to be reasonably acceptable to Lender and would need to provide Lender with dominion and control over any funds deposited into such deposit accounts.

4.       FEES AND EXPENSES:
         ------------------

         a. COMMITMENT FEE: In consideration of Lender's issuance of this commitment letter, Borrower shall pay to Lender a fee (the "Commitment Fee") in the amount of $25,000. The Commitment Fee shall be fully earned and non-refundable by Lender upon entry by the Bankruptcy Court of its interim order approving initial advances under the Line (the "Order Date") and payable on the Closing Date. Borrower agrees that following its execution of this letter it will present this letter to the Bankruptcy Court for approval as soon as practicable.

         b. FACILITY FEE: Borrower agrees to pay Lender the following facility fees on the following dates (i) $25,000 on September 15, 1998, (ii) $25,000 on November 15, 1998, (iii) $25,000 on
                  January 15, 1999, and (iv) $25,000 on March 15, 1999;
                  PROVIDED, HOWEVER, that, if the credit facility contemplated hereby is terminated and all of the obligations owed to Lender are paid in full in cash, in each case prior to any of the foregoing dates, then the facility fee due on each date subsequent to the payoff date shall not become due or payable and such amount shall not be included in the payoff amount owed to Lender at the time of such repayment in full in cash.

         c. SERVICING FEE: Borrower would be obligated to pay to Lender a fee (the "Servicing Fee") of $1,250 per month for each month of during which the credit facility remains outstanding or any obligations remain unpaid to Lender thereunder.

         d. FOOTHILL EXPENSES: Borrower agrees to reimburse Lender for all of Lender's reasonable out-of-pocket costs and expenses relating to this financing transaction, including, but not limited to, filing and recording fees and attorneys fees and expenses (collectively, "Foothill Expenses").

5.       LOAN MATURITY AND PREPAYMENT:
         -----------------------------

         The loan would mature upon the earlier of (i) Borrower's emergence from Chapter 11, (ii) conversion of the case into a Chapter 7, and (iii) 12 months after the Order Date. Borrower would have the right to terminate the Line and prepay all of the obligations in full in cash at any time, upon prior written notice, without penalty or premium.

6.       PURPOSE:
         --------

         The purpose of this financing would be to refinance certain pre-petition debt owed to Lender, to provide for the ongoing working capital needs of Borrower, and to fund the payment of certain fees and expenses associated with the financing proposal herein.


7.       FINANCIAL EXAMINATION AND APPRAISAL FEES:
         -----------------------------------------

         Borrower would be obligated to pay to Lender a fee of $650 per day per examiner for financial audits and examinations and $1,500 per day per appraiser for collateral appraisals, plus out-of-pocket expenses for each such audit, examination, and appraisal performed by third persons for Lender (provided that, so long as no default has occurred and is continuing, Borrower's obligation with respect to fees in connection with audit and examinations shall not exceed (a) $5,000 for Lender's initial audit and examination, and (b) $2,500 for each audit and examination performed thereafter (with a maximum of 4 audits per annum), Borrower's obligation with respect to fees in connection with appraisals of Borrower's inventory shall not exceed (i) $5,000 for Lender's initial such appraisal, and (ii) $2,500 for each such appraisal performed thereafter (with a maximum of 6 such appraisals per annum), and Borrower's obligation with respect to fees in connection with appraisals of Borrower's real property shall not arise unless there are amounts outstanding under the Line as of September 15, 1998 and, in such case, shall not exceed (y) $2,500 for Lender's appraisal of Borrower's leasehold and owned building located in Phoenix, Arizona, and (z) $1,000 for each appraisal of the 15 store leaseholds Borrower intends to retain and $1,000 for each appraisal of any of the 8 stores Borrower intends to close and reject that are not so closed and rejected by November 30, 1998.

8.       COLLATERAL AND PRIORITY:
         ------------------------

         All obligations of the Borrower to Lender shall be: (a) entitled to superpriority administrative expense claim status pursuant to 11 U.S.C.
         section 364(c)(1), subject only to (i) in the event that an Event of Default has occurred and is continuing, the payment of allowed professional fees and disbursements incurred by Borrower and its Committee of Unsecured Creditors, in an aggregate amount not in excess of $200,000 (the "Expense Cap"); and (ii) the payment of fees pursuant to 28 U.S.C. section 1930 (collectively, the "Carve-Out Expenses"); and
         (b) secured pursuant to 11 U.S.C. sections 364(c)(2), (c)(3), and
         (d)(1) by a first priority (subject only to permitted priority liens as agreed to by Lender in its sole and absolute discretion) security interest in and lien on all now owned or hereafter acquired assets and property of the estate (as defined in the Bankruptcy Code), real and personal, of Borrower, including inventory, accounts, chattel paper, contract rights, documents, equipment, fixtures, general intangibles (including, without limitation, all copyrights, deposit accounts, licensing agreements, patents, trademarks, and trade names), instruments, real property (including fee and leasehold estates), securities, avoiding power causes of action and recoveries and the proceeds of all of the foregoing, wherever located. The foregoing is collectively referred to as the "Collateral." Borrower shall be permitted to pay, as or after the same may become due and payable: (i) administrative expenses of the kind specified in 11 U.S.C. section 503(b) incurred in the ordinary course of business, including any previously deferred administrative expenses permitted to be paid as a permitted purpose referenced above (the "Ordinary Administrative Expense Exception"); (ii) compensation and reimbursement of expenses to professionals allowed and payable under 11 U.S.C. sections 330 and 331; and (iii) amounts payable to the United States Trustee pursuant to 28 U.S.C. section 1930(a)(6); and, in the absence of the occurrence and continuance of an event of default, the payment of such compensation and reimbursement of expenses to professionals shall not reduce the Expense Cap; and provided further that the Ordinary Administrative Expense Exception shall not be paid after the occurrence and continuance of an event of default.

9.       CERTAIN SPECIFIC COVENANTS:
         ---------------------------

         Borrower would covenant to (a) achieve 85% of projected merchandise sales and gross margin levels, as measured on a cumulative basis, such covenant to be tested on a monthly basis commencing on October 1, 1998,
         (b) achieve 85% of projected inventory levels (on a cost basis) calculated on a monthly basis beginning with the month ended October, 1998, and (c) receive, by no later than December 31, 1998, net cash proceeds, or binding contracts for sale, or any combination thereof, that will produce not less than $850,000 net on account of the sale of real property leaseholds relative to the eight stores of Borrower that are to be discontinued and the 7,000 square feet of space at the Woodland Hills store that Borrower intends to sublease.

10.      CONDITIONS PRECEDENT:
         ---------------------

         The following would be conditions precedent to Lender's obligation to extend credit to Borrower:

         a. Borrower would need to be a corporation in good standing in the jurisdiction of its incorporation and qualified to do business in any other jurisdiction where such qualification is necessary or appropriate to its business.

         b. The Line would need to be made pursuant to, and subject to, the terms of loan agreements, notes, and other financing documents (the "Loan Documents") executed and delivered by Borrower on or prior to the Closing Date. The Loan Documents would contain such representations, warranties, and covenants (affirmative and negative, in additional to those specifically described in paragraph 9 above) as are customary, in Lender's experience, for a transaction of this type.

         c. Borrower would need to have executed and/or delivered, or caused to be delivered, to Lender prior to the Closing Date, such security agreements, financing statements, fixture filings, deeds of trust, mortgages, and chattel mortgages, title insurance policies and endorsements, depository account agreements, copies of leases, landlord waivers, bailee agreements, and other agreements affecting the Collateral, insurance certificates and endorsements, and other documentation relative to the liens and security interest in the Collateral as Lender reasonably may request (the "Security Documents"). Each of the Loan Documents and the Security Documents (the "Documents") would need to be in form and substance reasonably satisfactory to Lender and its counsel. To the extent that it is not practicable to execute and deliver certain of the collateral documentation prior to closing, such as financing statements, fixture filings, deeds of trust, mortgages, or title insurance policies, Lender will defer satisfaction of such conditions for a reasonable period of time post-closing so long as a satisfactory Bankruptcy Court order is entered granting Lender a lien on the Collateral, and so long as Borrower has executed and delivered one or more security agreements with respect to the personal property Collateral.

         d. No material adverse change would have occurred in the value of the Collateral.

         e. Lender would need to have received such opinions of Borrower's counsel and such advice of Lender's local counsel as Lender would reasonably require, which opinions and/or advice would need to be in form and substance reasonably satisfactory to Lender and its counsel. Such opinions of Borrower's counsel would include, but not be limited to, opinions as to Borrower's corporate existence, Borrower's power and authority to enter into the Documents, the validity, binding effect, and enforceability of each of the Documents.

         f. The Bankruptcy Court shall have entered its order, in form and substance satisfactory to Lender, in its sole discretion reasonably exercised, which order shall contain provisions granting to Lender, and authorizing Borrower to grant to Lender, the collateral, liens, lien priorities, and administrative superpriority provided for in Section 8 of this letter, which administrative superpriority shall be subject only to the Carve-Out Expenses to the extent provided in
                  Section 8 of this letter. Without limiting the generality of the foregoing, the order of the Bankruptcy Court shall provide
                  (1) that Borrower shall have no right, whether at the maturity of the Line or, earlier, if the Line is terminated because of an Event of Default, to use or seek to use Lender's cash collateral and (2) that such provision of the order will not be contravened by another order of the Court without the written consent of Lender.

11.      BROKERS' FEES:
         --------------

         Any brokerage commission or finder's fees payable in connection with the financing arrangement outlined herein would be payable by Borrower and not by Lender. Borrower represents and warrants to Lender that it has not incurred any obligation for a brokerage commission or a finder's fee. Borrower agrees to indemnify, defend, and hold Lender harmless from and against any claim of any broker or finder arising out of the financing arrangement outlined herein.

12.      CLOSING DATE:
         -------------

         If the initial advance with respect to the financing arrangement contemplated by this letter is not consummated on or before August 7, 1998 then, without any requirement of notice or other formality, no party hereto would have any obligation to pursue the financing arrangement outlined in this letter; PROVIDED, HOWEVER, that prior thereto Borrower and Lender agree to use their respective reasonable best efforts to cause the financing to be consummated on or before such date. The date on which the first advance (or L/C or L/C Guarantee) is made under the Line would be deemed the "Closing Date." If and only if the Closing Date occurs, Lender has agreed, to first become effective on such Closing Date and not before, to waive any and all claims that it has to charge an early termination fee under its existing credit facility with Borrower (which amounts to $360,000 as of July 28, 1998) or to impose an early termination fee under the credit facility to be provided hereunder.

13.      COMPLETE AGREEMENT; NO ORAL MODIFICATIONS.
         ------------------------------------------

         This commitment letter embodies the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior proposals, negotiations, or agreements whether written or oral, relating to the subject matter hereof. This letter may not be modified, amended, supplemented, or otherwise changed, except by a document in writing signed by the parties hereto.

14.      GOVERNING LAW; JURY WAIVER.
         ---------------------------
         THIS LETTER SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF CALIFORNIA AND THE VALIDITY OF THIS LETTER, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO RELATING TO ANY AND ALL CLAIMS OR CAUSES OF ACTION ARISING IN CONNECTION HEREWITH OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. BORROWER AND LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR

         PROCEEDING ARISING UNDER OR RESPECT TO THIS LETTER, OR IN ANY WAY RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS LETTER, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW OR HEREAFTER ARISING, IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. BORROWER AND LENDER HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY HERETO TO WAIVE ITS RIGHT TO TRIAL BY JURY.

15.      FOOTHILL EXPENSES:
         ------------------

         In order for Lender to pursue the subject financing, it will be necessary for Lender to make certain financial, legal, and collateral investigations and determinations. In connection with making such investigations and determinations, Lender will incur Foothill Expenses relating to the subject financing transaction. Accordingly, Lender has requested and Borrower has agreed that such Foothill Expenses will be for the account of Borrower. Borrower will be obligated to reimburse Lender on demand for such Lender Expenses irrespective of whether definitive financing documents are ultimately entered into or whether financing is ultimately approved by the Bankruptcy Court and Borrower has agreed that all such amounts may be charged by Lender to the outstanding balance of the existing loan account owed by Borrower to Lender.

If you wish to proceed on the basis outlined above, please execute this letter in the space provided below and return it to the undersigned before the commencement of your bankruptcy proceeding, but no later than 5:00 p.m., California time, on or before July 30, 1998. If you fail to do so before you commence your bankruptcy proceeding and by such date and time, this letter shall expire automatically. If you do sign and return this letter by such time, then, as soon as practicable thereafter, Borrower shall present this letter to the Bankruptcy Court for approval. This letter is being provided to Borrower and is not for the benefit of, nor should it be relied upon by, any third party.

                                                     Very truly yours,

                                            FOOTHILL CAPITAL CORPORATION,



                                                     By: /s/ Albert R. Joseph
                                                        ------------------------
                                                        Title: Vice President


The foregoing terms and conditions of this letter are hereby accepted and agreed to as of July 30, 1998.


                                            THREE D DEPARTMENTS, INC.

                                                     By: /s/ Steven Kerkstra
                                                        ------------------------
                                                     Title: Vice President, CFO